UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 16, 2017

COMSTOCK RESOURCES, INC.

(Exact Name of Registrant as Specified in Charter)

STATE OF NEVADA	001-03262	94-1667468
(State or other jurisdiction incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

5300 Town and Country Boulevard

Suite 500

Frisco, Texas 75034

(Address of principal executive offices)

(972) 668-8800

(Registrant's Telephone No.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

The Company held its 2017 Annual Meeting of Stockholders on May 16, 2017. The following proposals were submitted to the holders of the Company's common stock for a vote:

1.	The election of nine nominees to the Board of Directors;
2.	The ratification of the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2017;

3.	To approve, on an advisory basis, the Company's compensation of its named executive officers; and
4.	To approve, on an advisory basis, the frequency of future stockholder advisory votes on executive compensation.

13,260,278 shares of the Company's common stock were represented at the meeting or 87% of the Company's voting capital stock.  5,010,490 of the shares were broker non-votes and were only included in the results on proposal 2.

The results of such votes were as follows:

1.	The following votes were cast in the election of the nine nominees to the Board of Directors:

Name of Nominee	Number of Votes Voted For	Number of Votes Withheld	Total
M. Jay Allison	8,167,930	81,858	8,249,788
Roland O. Burns	8,144,352	105,436	8,249,788
Elizabeth B. Davis	8,163,291	86,497	8,249,788
Morris E. Foster	8,165,036	84,752	8,249,788
David K. Lockett	8,164,150	85,638	8,249,788
Cecil E. Martin	8,158,445	91,343	8,249,788
Frederic D. Sewell	8,163,261	86,527	8,249,788
David W. Sledge	8,157,801	91,987	8,249,788
Jim L. Turner	8,161,836	87,952	8,249,788

2.	The following votes were cast in the ratification of the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2017:

Number of Votes Voted For	Number of Votes Voted Against	Number of Votes Abstaining	Total

13,146,762	47,950	65,566	13,260,278

3.	The following votes were cast in the advisory vote on executive compensation:

Number of Votes Voted For	Number of Votes Voted Against	Number of Votes Abstaining	Total

7,902,158	295,767	51,863	8,249,788

4.	The following votes were cast in the advisory vote on the frequency of future stockholder advisory votes on executive compensation:

Number of Votes Voted For 3 Years	Number of Votes Voted For 2 Years	Number of Votes Voted For 1 Year	Number of Votes Abstaining	Total

4,059,405	77,642	3,686,415	426,326	8,249,788

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COMSTOCK RESOURCES, INC.

Dated: May 17, 2017	By:	/s/ ROLAND O. BURNS
Roland O. Burns
President and Chief Financial Officer